Supplement dated August 8, 2012
to the Class A, Class C, and Class P Shares Prospectus
for Principal Funds, Inc.
dated December 30, 2011

(as supplemented on January 30, 2012, February 29, 2012, March 16, 2012, March 30, 2012, April 30, 2012, May 11, 2012, and June 15, 2012)

This supplement updates information currently in the Prospectus. Retain this supplement with the Prospectus.

The Related Performance of the Sub-Advisor information has been updated; substitute this information for that found in the Prospectus dated December 30, 2011.

APPENDIX B – RELATED PERFORMANCE OF THE SUB-ADVISOR

Edge Asset Management, Inc. ("Edge") is the sub-advisor for the Small-MidCap Dividend Income Fund (the
"Fund"). The Fund has limited historical performance. Therefore, the Fund provides you with the following
Performance Results table that shows the performance results of Edge's Small Mid-Cap Value Composite as well as the performance of the Russell 2500 Value Index, a broad-based securities market index comparable to Edge's composite.

Edge's composite consists of historical information about all client accounts Edge manages that have investment objectives, policies, and strategies similar to those of the Fund. The composite is provided to illustrate Edge's past performance in managing accounts with investment objectives and strategies similar to those of the Fund. The composite does not represent the performance of the Fund. Edge's composite is provided for time periods during which the Fund did not exist and, therefore, had no performance.

Edge computes its composite performance based upon its asset weighted average performance with regard to accounts it manages that have investment objectives, policies, and strategies similar to those of the Fund.
Edge’s composite performance results are net all fees and expenses incurred by any client account in the composite. If Edge's composite performance results were to be adjusted to reflect the fees and expenses of the Fund, the composite performance results shown would change. Although the Fund and the client accounts comprising the Edge composite have substantially similar investment objectives, policies, and strategies, you should not assume that the Fund will achieve the same performance as the composite. For example, the
Fund’s future performance may be better or worse than the composite's performance due to, among other things, differences in sales charges, expenses, asset sizes, and cash flows of the Fund and those of the client accounts represented in the composite.

The client accounts in Edge’s composite can change from time-to-time. Some of the accounts included in the
Edge composite may not be mutual funds registered under the Investment Company Act of 1940 (“1940 Act”).
Those accounts are not subject to investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code. If such requirements were applicable to these accounts, the performance of the composite shown below may have been lower.

Portions of the information below are based on data supplied by Edge and from statistical services, reports, or other sources believed by Principal Management Corporation (“Principal”) to be reliable. However, Principal has not verified or audited such information.

The effect of taxes is not reflected in the composite performance information below because the effect would depend on each client's tax status.

Current performance of the Edge composite may be lower or higher than the performance data shown below.

PERFORMANCE RESULTS

		Average Annual Total Returns
		(through June 30, 2012)

	YTD	1 YR	3 YR	Life of Fund
Small-MidCap Dividend Income Fund
(commenced operations June 6, 2011)
Class A Return Before Taxes
	0.04%	-1.98%	N/A	-0.99%
Class A Return After Taxes and
Distributions	-0.52%	-3.01%	N/A	-1.97%
Class A Return After Taxes and
Distributions and Sale of Fund Shares	0.03%	-1.04%	N/A	-1.30%
Class P Return Before Taxes
	6.06%	5.07%	N/A	5.74%
Edge Small Mid-Cap Value Composite			21.81%

Russell 2500 Value Index	8.15%	-1.49%	18.78%	1.45%
In the table above, “N/A” means not available.

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